UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                      April 18, 2006 (April 17, 2006)

Citizens Bancshares Corporation

(Exact name of registrant as specified in its charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Piedmont Avenue, NE, Atlanta, Georgia, USA		30303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code              (404) 659-5959

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On April 17, 2006 Citizens Bancshares Corporation (the “Registrant”) issued a press release announcing its fourth quarter earnings for 2005. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01  Other Events

On April 17, 2006 Citizens Bancshares Corporation (the “Registrant”) issued a press release announcing its annual dividend payment for 2006. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Information, and Exhibits

Exhibit 99.1

Press Release of Registrant, dated April 17, 2006, announcing fourth quarter 2005 results.

Exhibit 99.2

Press Release of Registrant, dated April 17, 2006, announcing annual dividend payment for 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

	By:	/s/ James E. Young
James E. Young
President and CEO

Dated: April 17, 2006